The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

NYSE Amex: TSH

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company’s management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

OVERVIEW

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Results...

Consistent...Disciplined...Profitable

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of Louisiana Economy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

MSAs	Unemployment February 2009*	Estimated Job Growth 2009-2010**	
		% Growth	# Jobs
Baton Rouge	5.1%	2.4%	9,200
Lafayette	3.9%	4.0%	6,000
Houma	3.5%	4.3%	4,200
LA	5.5%	1.6%	29,700
US	8.1%	---------	---------

New Orleans

Louisiana had the 10th lowest unemployment rate in the US and was the only state to add non-farm jobs in February.

*Source: * www.LAWORKS.net; ** Louisiana Economic Outlook 2009-10, Oct. 2008*

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Consistent and Disciplined

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Loans

LTM Growth 11.9%

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Superior Asset Quality...Retail

Weighted-Average FICO Scores

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Diverse Loan Portfolio...FYTD 2009

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Diverse Loan Portfolio...FYTD 2009

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...Superior Asset Quality

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

Personal and Business Checking Accounts
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
31,000
33,000
35,000
37,000
39,000
41,000
43,000
44,000
45,000
46,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
FYTD 09

Source: Teche 3/31/09

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

LTM Growth: 11.6%

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...Revenue Growth

10 Year History of Operating Revenue

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...Net Interest Margin

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Net Income Analysis for Non-Recurring Items

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...EPS

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value...Dividends

Payout Ratio 43% FYTD

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value...Price to Tangible Book

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company